UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 17, 2006
(Date of earliest event reported)

HAUPPAUGE DIGITAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13559	11-3227864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Cabot Court, Hauppauge, NY 11788
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 434-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

G	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
G	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
G	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
G	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information described in Item 7.01 below is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 17, 2006, Hauppauge Digital, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the results of voting at the Company’s 2006 Annual Meeting of Stockholders, a discussion of expected 2006 fiscal year net sales and expected market performance of the Company’s HVR-950 product. A copy of the Press Release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits 99.1 Press Release, dated October 17, 2006, issued by Hauppauge Digital, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAUPPAUGE DIGITAL, INC.

Dated: October 17, 2006	By:	/s/ Gerald Tucciarone
Gerald Tucciarone Chief Financial Officer